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                                                                    EXHIBIT 99.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Majestic Investor Holdings, LLC and Majestic Investor Capital Corp. (collectively, the "Registrant") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael E. Kelly, Executive Vice President and Chief Operating and Financial Officer of Majestic Investor Holdings, LLC and Majestic Investor Capital Corp., certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:      /s/ Michael E. Kelly
         --------------------------------------------
         Michael E. Kelly, Executive Vice
         President and Chief Operating and
         Financial Officer of Majestic Investor
         Holdings, LLC and Majestic Investor
         Capital Corp.
         August 14, 2002